 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2024

BROADWAY FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-39043	95-4547287
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4601 Wilshire Boulevard, Suite 150, Los Angeles, CA	90010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (323) 634-1700

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share (including attached preferred stock purchase rights)	BYFC	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On April 18, 2024, Broadway Financial Corporation (the “Company”) received written notice (the “Notification Letter”) from The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that is it not in compliance with the periodic financial reporting requirements set forth in Nasdaq Listing Rule 5250(c)(1) (“Rule 5250(c)(1)”) for continued listing on the Nasdaq Capital market because its Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the “Form 10-K”) was not filed within the time period prescribed by Securities and Exchange Commission rules.  As previously reported on April 2, 2024, the Company’s principal executive officer and principal financial officer need additional time to complete their evaluation of the effectiveness of the Company’s disclosure controls and procedures, in connection with the previously disclosed deficiency within the Company’s internal control over financial reporting.

Previously, Nasdaq granted the Company an exception for filing its delinquent Form 10-Q for the period ended September 30, 2023, until May 13, 2024.  As a result of that exception, Nasdaq informed the Company in the Notification Letter that Broadway must file the Form 10-K on or before the same date: May 13, 2024.  Furthermore, the Notification Letter requires the Company to submit an update to its original plan to regain compliance with the filing requirement, which was originally submitted to Nasdaq in connection with the delinquent filing of the Form 10-Q for the third quarter of 2023, and to describe progress that the Company has made towards implementing the plan.

The Company is in the process of providing an updated plan to Nasdaq, which will describe progress that has been made in that regard, and intends to file both the Form 10-Q for the third quarter of 2023 and the Form 10-K on or before May 13, 2024.

Cautionary Statement Regarding Forward-Looking Information

This report includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995, including statements regarding the Company’s expectations relating to the submission to Nasdaq of the updated plan to regain compliance with Rule 5250(c)(1) and the filing of the Form 10-Q for the third quarter of 2023 and the Form 10-K.  Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual outcomes to differ materially from the outcomes expressed or implied by this report.  Such risk include, among others, Nasdaq rejecting the Company’s updated plan to regain compliance or a material delay in the Company’s financial reporting, including the possibility that the ongoing evaluation may identify control deficiencies, misstatements, or other errors in the Company’s accounting practices that may require additional time to address.  All such factors are difficult to predict and may be beyond the Company’s control.  The Company undertakes no obligation and does not intend to update or revise any of these forward-looking statements contained herein, except as required by law or regulation.  You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADWAY FINANCIAL CORPORATION

Date: April 24, 2024	By:	/s/ Brenda J. Battey
Brenda J. Battey
Executive Vice President and
Chief Financial Officer